Exhibit 99.1

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August 19, 2019, between the entities identified on Schedule I hereto, as sellers (each, a “Seller” and, collectively, the “Sellers”), and Hilltop Holdings Inc., as purchaser (the “Purchaser”).

RECITALS

A.  The Sellers own the Securities (as defined below) in the respective amounts set forth on Schedule I hereto.

B.  Each of the Sellers wishes to sell to the Purchaser, and the Purchaser wishes to purchase from each of the Sellers, the Securities, on the terms and subject to the conditions of this Agreement.

AGREEMENT

In consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms have the meanings stated:

“Closing” has the meaning set forth in Section 2(b) hereof.

“Closing Date” has the meaning set forth in Section 2(b) hereof.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” means Hilltop Holdings Inc., a Maryland corporation.

“Delivery Instructions” means the instructions for the Securities Transfer and the Securities Payment set forth on Schedule II hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Lien” means any lien, claim, security interest, encumbrance, transfer restriction, option, charge, voting trust, voting agreement or other transfer restrictions of any nature whatsoever, other than transfer restrictions that may be imposed under applicable securities laws.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or any other entity or organization, including, without limitation, a governmental body.

“Purchase Price” means the amount set forth on Schedule II hereto.

“Purchaser” has the meaning set forth in the introductory paragraph hereof.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means 2,175,404 shares of Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Payment” has the meaning set forth in Section 2(a)(ii) hereof.

“Securities Transfer” has the meaning set forth in Section 2(a)(i) hereof.

“Seller” and “Sellers” have the meanings set forth in the introductory paragraph hereof.

Section 2. Purchase and Sale of the Securities.
(a) Purchase and Sale; Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date:
(i) each Seller shall sell, assign, convey and transfer to the Purchaser the Securities held by such Seller set forth on Schedule I hereto, free and clear of any Liens (the “Securities Transfer”); and
(ii) the Purchaser shall pay, or cause to be paid, to the Sellers, as payment in full for the Securities, an aggregate amount in cash equal to the Purchase Price (the “Securities Payment”).

(b) Transfer Procedures and Closing.  Promptly and simultaneously upon the execution and delivery of this Agreement by the Sellers and the Purchaser, each Seller shall effect its Securities Transfer and the Purchaser shall effect the Securities Payment, in each case in accordance with the Delivery Instructions.  The date upon which the Sellers receive the Purchase Price is referred to hereinafter as the “Closing Date” and the consummation of the purchase and sale of the Securities on the Closing Date is referred to hereinafter as the “Closing.”

Section 3. Conditions to Closing.

(a) Conditions Precedent to the Obligations of the Sellers.  The obligations of each Seller under this Agreement are expressly subject to the fulfillment of each of the following conditions at or prior to the Closing, unless waived by such Seller in writing:

(i) Representations and Warranties; Covenants.  The representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though made on and as of such date.  The Purchaser shall have performed and complied in all material respects with all of its covenants and other obligations contained in this Agreement required to be performed or complied with by the Purchaser at or prior to the Closing.

(ii) Purchase Price. The Purchaser shall have effected the Securities Payment in accordance with the Delivery Instructions.

(b) Conditions Precedent to the Obligations of the Purchaser.  The obligations of the Purchaser under this Agreement are expressly subject to the fulfillment of each of the following conditions at or prior to the Closing, unless waived by the Purchaser in writing:

(i) Representations and Warranties; Covenants.  The representations and warranties of each of the Sellers set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though made on and as of such date.  Each of the Sellers shall have performed and complied in all material respects with all of its covenants and other obligations contained in this Agreement required to be performed or complied with by such Seller at or prior to the Closing.

(ii) Deliveries. Each of the Sellers shall have effected its Securities Transfer in accordance with the Delivery Instructions.

Section 4. Representations and Warranties of the Sellers.  Each Seller hereby represents and warrants, as to itself only, severally and not jointly, to the Purchaser, as of the date of this Agreement and as of the Closing Date, as follows:

(a) Existence and Power.  Such Seller (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions described herein.

(b) Authorization; Binding Effect.  The execution and delivery by such Seller of this Agreement and the performance by such Seller of its obligations hereunder have been duly authorized by all requisite action on the part of such Seller.  This Agreement is the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

(c) Non-contravention.  The execution and delivery of this Agreement by such Seller and the performance by such Seller of its obligations hereunder will not (i) violate or breach any provision of such Seller's organizational or governing documents, (ii) subject to the accuracy of the Purchaser's representations and warranties set forth in Section 5 hereof, violate or breach any statute, law, rule, regulation or order by which such Seller or any of its properties may be bound or (iii) breach, or result in a default under, any material contract or material agreement to which such Seller is a party or by which such Seller or any of its properties may be bound (provided, that such Seller makes no representation or warranty with regard to any approval(s) by the Board of Directors of the Company required in connection with the transactions described herein).

(d) Consents.  No approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any governmental authority or any other Person is required in connection with the due execution and delivery by such Seller of this Agreement and the performance of such Seller’s obligations hereunder, except for such filings with the SEC as such Seller may be required to make under Section 13 and/or Section 16 of the Exchange Act.

(e) Title to Securities. Such Seller is the sole legal and record or beneficial owner of the Securities held by it and has good and marketable title to such Securities free and clear of any Liens.

(f) Securities Laws.  Such Seller has not offered to sell any portion of the Securities or any interest therein in a manner which would require the sale of Securities to the Purchaser hereunder to be registered under the Securities Act or any other applicable securities laws.  Such Seller has not offered to sell the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(g) No Brokers.  Such Seller has not engaged or employed any finder, broker, agent or other intermediary in connection with the transactions described herein.  There are no fees, commissions or compensation payable by the Purchaser to any Person engaged or retained by, through or on behalf of such Seller in connection with the consummation of the transactions described herein.

(h) Other Rights in Respect of Securities.  Other than this Agreement, such Seller has not granted, created or entered into any currently existing option, purchase agreement, redemption agreement, call or right to subscribe of any character relating to (i) the Securities or (ii) any securities exercisable for or convertible into the Securities (other than as may exist pursuant to the organizational or governing documents of the Company).

(i) Non-public Information.  The Purchaser has advised such Seller that the Purchaser may be in possession of non-public information regarding the Company that might be material to a party proposing a sale of securities such as the Securities.  Such Seller has determined that it does not wish to execute a confidentiality agreement with the Purchaser and receive disclosure from the Purchaser of any such non-public information.  Such Seller, instead, has determined that it possesses sufficient knowledge and experience in business and financial matters to evaluate the transactions contemplated hereby without receiving non-public information from the Purchaser and without relying on any information, representation or warranty from the Purchaser, other than as expressly set forth in Section 5 hereof.

(j) Evaluation of Proposed Transaction.  Such Seller, together with the other Sellers, determined the Purchase Price without relying on any information, representation or warranty from the Purchaser, other than as expressly set forth in Section 5 hereof.  Such Seller has assured the Purchaser that such Seller could evaluate the transaction contemplated hereby and the Purchase Price without reference to or reliance on any non-public information possessed by the Purchaser.  Neither the Purchaser nor the Company has made any representation or warranty to such Seller regarding the sufficiency of the Purchase Price, and such Seller is not relying on any representation or warranty from the Purchaser or the Company as to the Purchase Price.

(k) Litigation.  There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of such Seller, threatened, against such Seller that involves any of the transactions described in this Agreement or could reasonably be expected to impede the consummation of such transactions.

Section 5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to each Seller, as of the date of this Agreement and as of the Closing Date, as follows:

(a) Existence and Power.  The Purchaser (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions described herein.

(b) Authorization; Binding Effect.  The execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of its obligations hereunder have been duly authorized by all requisite action on the part of the Purchaser (including, without limitation, obtaining any approval(s) by the Board of Directors of the Company and the Board of Governors of the Federal Reserve required in connection with the transactions described herein).  This Agreement is the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

(c) Non-contravention.  The execution and delivery of this Agreement by the Purchaser and the performance by the Purchaser of its obligations hereunder will not (i) violate or breach any provision of the Purchaser’s organizational or governing documents, (ii) subject to the accuracy of each Seller's representations and warranties set forth in Section 4 hereof, violate or breach any statute, law, rule, regulation or order by which the Purchaser or any of its properties may be bound or (iii) breach, or result in a default under, any material contract or material agreement to which the Purchaser is a party or by which the Purchaser or any of its properties may be bound.

(d) Consents.  Other than any approval(s) by the Board of Directors of the Company and the Board of Governors of the Federal Reserve required in connection with the transactions described herein (which approval(s) the Purchaser hereby represents and warrants has been duly obtained by the Purchaser), no approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any governmental authority or any other Person is required in connection with the due execution and delivery by the Purchaser of this Agreement and the performance of the Purchaser’s obligations hereunder, except for such filings with the SEC as the Purchaser may be required to make under the Exchange Act.

(e) Litigation.  There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Purchaser, threatened, against the Purchaser that involves any of the transactions described in this Agreement or could reasonably be expected to impede the consummation of such transactions.

(f) No Brokers.  The Purchaser has not engaged or employed any finder, broker, agent or other intermediary in connection with the transactions described herein.  There are no fees, commissions or compensation payable by any of the Sellers to any Person engaged or retained by, through or on behalf of the Purchaser in connection with the consummation of the transactions described herein.

Section 6. Miscellaneous.

(a) Notices.  All notices, requests, demands and other communications to any party or given under this Agreement will be in writing and delivered personally, by overnight delivery or courier, by registered mail or by telecopier (with confirmation received) to the parties at the address or telecopy number specified for such parties on Schedule III hereto (or at such other address or telecopy number as may be specified by a party in writing given at least five business days prior thereto).  All notices, requests, demands and other communications will be deemed delivered when actually received.

(b) Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

(c) Amendment of Agreement. This Agreement may not be amended, modified or waived except by an instrument in writing signed on behalf of each of the parties hereto.

(d) Successors and Assigns; Assignability.  This Agreement will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.  This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto.  Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation hereunder.

(e) Integration.  This Agreement contains and constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral, of the parties hereto.

(f) Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(g) No Waiver; Remedies.  No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege.  A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege.  The rights and remedies provided in this Agreement will be cumulative and not exclusive of any rights or remedies provided by law.

(h) No Third-Party Rights.  This Agreement is not intended, and will not be construed, to create any rights in any parties other than each of the Sellers and the Purchaser and no Person may assert any rights as third-party beneficiary hereunder.

(i) Waiver of Jury Trial.  EACH OF THE SELLERS AND THE PURCHASER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING OR ACTION TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR TO BE DELIVERED IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY LAWSUIT, PROCEEDING OR ACTION WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(j) Governing Law; Choice of Forum.  This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed entirely within that state, without reference to conflicts of laws provisions.  Each of the Sellers and the Purchaser irrevocably and unconditionally submits to and accepts the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan or (if such court is not available) the courts of the State of New York located in the County of New York, for any action, suit, or proceeding arising out of or based upon this Agreement or any matter relating to this Agreement, and waives any objection that it may have to the laying of venue in any such court or that such court is an inconvenient forum or does not have personal jurisdiction over it.

(k) Survival. All of the representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing.

(l) Further Assurances.  Promptly upon reasonable request by any party hereto, the other parties shall execute, acknowledge, deliver, register and re-register any and all such further conveyances, agreements, assignments, notices of assignment, transfers, certificates, assurances and other instruments as such requesting party may reasonably seek from time to time in order to carry out the purposes of this Agreement.

(m) Counsel.  Each party hereto acknowledges that it has had an opportunity to consult with and, if so desired, has consulted with, legal counsel of its choosing with respect to this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first stated above.

SELLERS:

OAK HILL CAPITAL PARTNERS III, L.P.

BY:	OHCP MGP III, Ltd.
Its Ultimate General Partner

	By:	/s/ CHRISTOPHER TAYLOR
	Name:	Christopher Taylor
	Title:	Treasurer

OAK HILL CAPITAL MANAGEMENT PARTNERS III, L.P.

BY:	OHCP MGP III, Ltd.
Its Ultimate General Partner

	By:	/s/ CHRISTOPHER TAYLOR
	Name:	Christopher Taylor
	Title:	Treasurer

OAK HILL CAPITAL MANAGEMENT LLC

BY:	OHCM Management, LLC
Its Managing Member

	By:	/s/ CHRISTOPHER TAYLOR
	Name:	Christopher Taylor
	Title:	Treasurer

PURCHASER:

HILLTOP HOLDINGS INC.

By:	/s/ COREY PRESTIDGE
Name:	Corey Prestidge
Title:	EVP and General Counsel

Schedule I

Sellers

Name	No. of Securities to be Sold	Percentage of Total Securities to be Sold
Oak Hill Capital Partners III, L.P.	2,101,418	96.6%
Oak Hill Capital Management Partners III, L.P.	69,014	3.2%
Oak Hill Capital Management, LLC	4,972	0.2%
	2,175,404	100.0%

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Schedule II

Purchase Price

$48,402,739 (representing $22.25 per share of Common Stock determined by the weighted average of the closing prices of the Common Stock as reported by the New York Stock Exchange for each trading day commencing on August 12, 2019 and ending on August 16, 2019).

Delivery Instructions

For Delivery of Securities to Purchaser:

Name	No. of Securities	Delivery Method
Oak Hill Capital Partners III, L.P.	2,101,418	Physical Certificates endorsed for transfer sent via Overnight Courier to Purchaser at address on Schedule III
Oak Hill Capital Management Partners III, L.P.	69,014	Physical Certificates sent via Overnight Courier to Purchaser at address on Schedule III
Oak Hill Capital Management, LLC	4,972	Electronic Delivery (e.g. DWAC or other method) to Purchaser’s account at AST, the Company’s transfer agent
	2,175,404

For Delivery of Purchase Price to Sellers:

Per wire instructions previously provided to Purchaser by Sellers.

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Schedule III

Notices

If to Sellers:	Oak Hill Capital Partners
65 East 55th Street, 32nd Floor
New York, New York 10022
Telephone: (212) 527-8400
Attention: Christopher Taylor

If to Purchaser:	Hilltop Holdings Inc.
2323 Victory Avenue, Suite 1400
Dallas, Texas 75219
Telephone: (214) 525-4647
Facsimile: (214) 580-5722
Attention: Corey G. Prestidge

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